                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 14
Report of Independent Accountants................ 20
Dividend Reinvestment Plan....................... 21


VKI ANR 12/97

                            LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,

    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the
financial industry's evolution. Our
latest announcement continues our
forward progress. I am pleased to                        [PHOTO]
announce that Philip N. Duff, formerly
the chief financial officer of Morgan
Stanley, has joined Van Kampen American
Capital as president and chief           DENNIS J. MCDONNELL AND DON G. POWELL
executive officer. I will continue as
chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW

    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The economy grew at a brisk 3.9 percent annual rate during the first three quarters of 1997. At the same time, the federal budget deficit fell to its lowest level in 23 years, while consumer prices rose less than 2.0 percent on an annual basis and producer prices declined 1.4 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury
                                                           Continued on page two
bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.

                                  [PIE CHART]

PORTFOLIO COMPOSITION BY CREDIT QUALITY*
AS OF OCTOBER 31, 1997

AAA.................    57.1%
AA..................    15.4%
A...................     8.4%
BBB.................    18.6%
B...................     0.5%

* As a percentage of Long-Term Investments
Based upon highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We continued to maintain a heavy weighting in high-quality bonds. The dominant weighting in AAA-rated securities in the portfolio reflects the proliferation of insured bonds, which currently comprise well over half of new issues in the municipal bond market. AAA-rated bonds are extremely liquid and carry minimal credit risk. When interest rates fall, as they did for most of the second half of the fiscal year, AAA-rated bonds tend to outperform lower-rated securities. BBB-rated bonds tend to perform better when rates are rising and have the potential to provide additional income.
    Portfolio turnover during the fiscal year was moderate due to market conditions that afforded few opportunities to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. As a result, there was little incentive to replace bonds in the portfolio, because such trades would have reduced the Trust's dividend-paying ability.
    Trading was also restrained by tight spreads between yields of AAA-rated bonds and lower-rated securities. These spreads have compressed to historically narrow levels due to the increasing number of insured bonds in the municipal market. For example, when a new long-term California transportation issue was sold in September, its BBB-rated portion provided a yield of only 20 basis points more than the AAA-rated insured component in the same maturity. As a result of the narrow yield spreads, there was often not enough incentive to purchase lower-rated securities and assume the additional credit risk.
    We bought bonds that were relatively inexpensive and that we believed had the potential to appreciate in price, and sold bonds that we felt were overly expensive. Purchases included bonds from different states and industry sectors. For long-term acquisitions, we favored 20- to 30-year discount bonds in order to enhance the call protection of the Trust. During this period, the Trust's $2.8 million position in a Tulsa,

                                                         Continued on page three

Oklahoma airport bond was called by the issuer due to the decline in interest rates. Proceeds from the call were used to finance other acquisitions.
    When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    Throughout the fiscal year, we maintained a relatively short duration for the Trust in order to attempt to limit its price volatility in response to changing interest rates. We believe the leveraged structure of the portfolio, which involves borrowing short-term funds in order to purchase long-term municipal securities, exposes the portfolio to a sufficient amount of price volatility. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations tend to perform better when interest rates are falling. Portfolios with short durations tend to do better when rates are rising. During the second half of the fiscal year, when rates were declining, the duration of the portfolio's core holdings declined moderately as the bonds moved closer to their maturity dates. Although the relatively short duration of the Trust slightly hindered its performance during the second half, the Trust's leveraged structure enhanced its gains. As of October 31, the duration of the Trust stood at 7.17 years, compared to 7.34 years for the Lehman Brothers Municipal Bond Index.

     Top Five Portfolio Industry Holdings by Sector as of October 31, 1997*
                    Health Care....................... 25.1%
                    Single-Family Housing............. 16.0%
                    General Purpose................... 11.0%
                    Transportation.................... 10.7%
                    Water & Sewer...................... 8.2%

                    *As a Percentage of Long-Term
                    Investments

PERFORMANCE SUMMARY

    For the one-year period ended October 31, 1997, the Van Kampen American Capital Advantage Municipal Income Trust II generated a total return at market price of 15.58 percent(1). The Trust offered a tax-exempt distribution rate of
5.95 percent(3), based on the closing common stock price on October 31, 1997. At the end of the reporting period, the closing share price of the Trust traded at $12.50, an 11.79 percent discount to its net asset value of $14.17. Because income from the Trust is exempt from federal income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 9.30 percent(4) (for investors in the federal income tax bracket of 36 percent).

                                                          Continued on page four

TWELVE-MONTH DIVIDEND HISTORY FOR THE PERIOD ENDED OCTOBER 31, 1997

                                  [BAR CHART]


                Nov     Dec     Jan     Feb     Mar     Apr     May     Jun    Jul     Aug     Sep     Oct
               1996    1996    1997    1997    1997    1997    1997    1997   1997    1997    1997    1997
Distribution   $0.62   $0.62   $0.62   $0.62   $0.62   $0.62   $0.62   $0.62  $0.62   $0.62   $0.62   $0.62
Per Common
Share

The dividend history represents past performace of the Trust and does not predict the Trust's future distributions.

OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income. It should be noted, however, that if short-term rates rise, leveraged costs would increase; this would negatively impact the income and performance of common shares.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

        VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II
                           (AMEX TICKER SYMBOL--VKI)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1).............   15.58%
One-year total return based on NAV(2)......................   10.71%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)...................................................    5.95%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................    9.30%

 SHARE VALUATIONS

Net asset value............................................  $ 14.17
Closing common stock price.................................  $12.500
One-year high common stock price (10/06/97)................  $12.875
One-year low common stock price (12/18/96).................  $11.000
Preferred share (Series A) rate(5).........................    3.60%
Preferred share (Series B) rate(5).........................    3.51%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                     Description                      Coupon       Maturity  Market Value
----------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  98.5%
         Alabama  0.6%
$1,250   Lee Cnty, AL (AMBAC Insd).....................        5.500%   02/01/21  $  1,264,525
                                                                                  ------------
         ALASKA  1.4%
3,000    Alaska St Hsg Fin Corp Ser A Rfdg.............        5.000    12/01/18     2,810,460
                                                                                  ------------
         ARIZONA  1.0%
1,665    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
         Oblig Irvington Proj Tucson Ser A Rfdg (FSA
         Insd).........................................        7.250    07/15/10     1,862,835
                                                                                  ------------
         CALIFORNIA  5.6%
3,000    Los Angeles Cnty, CA Tran Comm Sales Tax Rev
         Prop C Second Sr Ser A (MBIA Insd)............        6.250    07/01/13     3,265,980
1,000    Montebello, CA Unified Sch Dist Ctfs Partn Cap
         Impts Proj....................................        6.300    06/01/11     1,054,710
2,000    Orange Cnty, CA Recovery Ctfs Partn Ser A
         (MBIA Insd)...................................        6.000    07/01/08     2,230,240
4,000    Orange Cnty, CA Recovery Ser A Rfdg (MBIA
         Insd).........................................        6.000    06/01/08     4,457,800
                                                                                  ------------
                                                                                    11,008,730
                                                                                  ------------
         COLORADO  6.2%
1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
         E-470 Proj Ser B (Prerefunded @ 08/31/05).....        7.000    08/31/26     1,185,700
5,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
         E-470 Proj Ser C (Prerefunded @ 08/31/05).....            *    08/31/26       734,150
4,250    Colorado Hsg Fin Auth Single Family Pgm Sr Ser
         A.............................................        8.000    06/01/25     4,753,582
1,500    Colorado Hsg Fin Auth Single Family Pgm Sr Ser
         A2............................................        7.250    05/01/27     1,678,350
1,605    Colorado Hsg Fin Auth Single Family Pgm Sr Ser
         B1............................................        7.650    11/01/26     1,822,526
  663    Colorado Hsg Fin Auth Single Family Pgm Sr Ser
         E.............................................        8.125    12/01/24       733,994
1,100    Denver, CO City & Cnty Arpt Rev Ser A.........        8.500    11/15/23     1,240,173
                                                                                  ------------
                                                                                    12,148,475
                                                                                  ------------
         CONNECTICUT  1.1%
2,000    Mashantucket Western Pequot Tribe Conn Spl Rev
         Ser A (a).....................................        6.400    09/01/11     2,213,200
                                                                                  ------------
         GEORGIA  1.9%
3,430    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg Rev
         North Hill Apts Proj Rfdg.....................        6.625    01/01/25     3,755,473
                                                                                  ------------
         ILLINOIS  9.8%
2,090    Alton, IL Hosp Fac Rev Saint Anthony's Hlth
         Cent Rfdg.....................................        5.500    09/01/06     2,127,285
5,000    Chicago, IL O'Hare Intl Arpt Rev Sr Lien Ser A
         Rfdg..........................................        5.000    01/01/12     4,939,700
7,375    Illinois Hlth Fac Auth Rev Swedish American
         Hosp Rfdg (AMBAC Insd)........................        5.375    11/15/13     7,420,209
4,405    Illinois Hsg Dev Auth Rev Homeowner Mtg Subser
         A-2...........................................        7.125    08/01/26     4,716,786
                                                                                  ------------
                                                                                    19,203,980
                                                                                  ------------
         IOWA  0.7%
1,300    Ottumwa, IA Hosp Fac Rev Ottumwa Regl Hlth
         Rfdg & Impt...................................        6.000    10/01/18     1,331,148
                                                                                  ------------

                                               See Notes to Financial Statements

                               October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                     Description                      Coupon       Maturity  Market Value
----------------------------------------------------------------------------------------------
         KENTUCKY  2.5%
$2,000   Jefferson Cnty, KY Hlth Fac Rev (MBIA Insd)...        5.125%   10/01/27  $  1,915,880
 3,000   Louisville & Jefferson Cnty, KY Metro Swr Dist
         Drainage Rev Rfdg (MBIA Insd).................        5.300    05/15/19     2,954,490
                                                                                  ------------
                                                                                     4,870,370
                                                                                  ------------
         LOUISIANA  1.8%
 1,400   Louisiana Pub Fac Auth Rev Hlth Fac Glen
         Retirement Ser A..............................        6.700    12/01/25     1,503,936
 1,750   Saint Charles Parish, LA Pollutn Ctl Rev LA
         Pwr & Lt Co Proj (FSA Insd)...................        7.500    06/01/21     1,935,115
                                                                                  ------------
                                                                                     3,439,051
                                                                                  ------------
         MARYLAND  3.6%
 2,955   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
         Dev Single Family Pgm.........................        6.800    04/01/24     3,148,050
 4,000   Maryland St Hlth & Higher Edl Fac Auth Rev
         Subn Hosp Rfdg (AMBAC Insd)...................        5.000    07/01/13     3,961,160
                                                                                  ------------
                                                                                     7,109,210
                                                                                  ------------
         MASSACHUSETTS  4.9%
 1,200   Massachusetts Bay Tran Auth MA Genl Tran Sys
         Ser A Rfdg....................................        6.250    03/01/12     1,349,460
 2,665   Massachusetts Muni Whsl Elec Co Pwr Supply Sys
         Rev Ser B Rfdg (MBIA Insd)....................        5.000    07/01/12     2,634,806
 1,550   Massachusetts St Consolidated Loan Ser D
         (Prerefunded @ 07/01/01) (a)..................        7.000    07/01/07     1,719,477
   600   Massachusetts St Consolidated Loan Ser D......        7.000    07/01/07       666,474
 1,000   Massachusetts St Hlth & Edl Fac Auth Rev Saint
         Mem Med Cent Ser A............................        6.000    10/01/23       965,570
 2,150   Massachusetts St Hsg Fin Agy Hsg Rev Insd
         Rental Ser A (AMBAC Insd) (a).................        6.650    07/01/19     2,300,070
                                                                                  ------------
                                                                                     9,635,857
                                                                                  ------------
         MICHIGAN  2.5%
 2,000   Detroit, MI Downtown Dev Auth Tax Increment
         Rev Dev Area No 1 Proj Ser C1 (a).............        6.250    07/01/25     2,118,000
 2,500   Detroit, MI Wtr Supply Sys Rev Rfdg (FGIC
         Insd) (a).....................................        6.250    07/01/12     2,712,825
                                                                                  ------------
                                                                                     4,830,825
                                                                                  ------------
         MISSISSIPPI  2.8%
 3,000   Mississippi Home Corp Single Family Rev Mtg
         Ser C (GNMA Collateralized)...................        7.600    06/01/29     3,396,180
 2,060   Mississippi Home Corp Single Family Rev Mtg
         Ser F (GNMA Collateralized)...................        6.250    12/01/16     2,155,481
                                                                                  ------------
                                                                                     5,551,661
                                                                                  ------------
         MISSOURI  1.0%
 2,000   Kansas City, MO Muni Assistance Corp Rev Rfdg
         (MBIA Insd)...................................        5.000    04/15/20     1,931,900
                                                                                  ------------
         NEW HAMPSHIRE  0.5%
 1,000   New Hampshire St Business Fin Auth Wtr Fac Rev
         Pennichuck Wtrwks Inc (AMBAC Insd)............        6.300    05/01/22     1,071,040
                                                                                  ------------

                                               See Notes to Financial Statements

                               October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                     Description                      Coupon       Maturity  Market Value
----------------------------------------------------------------------------------------------
         NEW MEXICO  0.9%
$1,570   New Mexico Mtg Fin Auth Single Family Mtg Pgm
         Ser H (GNMA Collateralized)...................        6.600%   07/01/15  $  1,664,059
                                                                                  ------------
         NEW YORK  19.6%
4,000    New York City Muni Wtr Fin Auth Wtr & Swr Sys
         Rev...........................................        5.250    06/15/29     3,891,520
3,000    New York City Ser G...........................        6.000    02/01/11     3,154,440
2,020    New York Ser H (Prerefunded @ 02/01/02).......        7.200    02/01/13     2,279,267
2,980    New York Ser H................................        7.200    02/01/13     3,283,424
6,250    New York St Energy Resh & Dev Auth Fac Rev
         Cons Edison Co NY Inc Proj Ser A (MBIA
         Insd).........................................        6.750    01/15/27     6,692,000
1,250    New York St Energy Resh & Dev Auth Fac Rev
         Cons Edison Co NY Inc Proj Ser B (MBIA
         Insd).........................................        6.375    12/01/27     1,328,637
2,175    New York St Med Care Fac Fin Agy Rev NY
         Downtown Hosp Ser A...........................        6.800    02/15/20     2,367,857
3,000    New York St Med Care Fac Fin Agy Rev NY Hosp
         Mtg Ser A (AMBAC Insd)........................        6.200    08/15/05     3,323,430
3,000    New York St Med Care Fac Fin Agy Rev NY Hosp
         Mtg Ser A (AMBAC Insd)........................        6.800    08/15/24     3,383,760
1,450    New York St Pwr Auth Rev & Genl Purp Ser CC
         Rfdg (AMBAC Insd).............................        5.125    01/01/10     1,460,701
1,000    New York St Thruway Auth Svc Contract Rev Loc
         Hwy & Brdg (MBIA Insd)........................        5.125    04/01/07     1,025,060
2,500    Port Auth NY & NJ Cons 67th Ser...............        6.875    01/01/25     2,655,500
3,505    Port Auth NY & NJ Cons 92nd Ser (a)...........        5.000    07/15/15     3,436,162
                                                                                  ------------
                                                                                    38,281,758
                                                                                  ------------
         OHIO  0.6%
1,165    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
         Rfdg..........................................        6.100    05/15/06     1,245,222
                                                                                  ------------
         OKLAHOMA  3.4%
3,500    Shawnee, OK Hosp Auth Hosp Rev Mid-america
         Hlthcare Inc Rfdg.............................        6.125    10/01/14     3,593,520
2,785    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
         Cent Proj Rfdg (Connie Lee Insd)..............        6.250    06/01/06     3,065,199
                                                                                  ------------
                                                                                     6,658,719
                                                                                  ------------
         OREGON  3.9%
2,010    Emerald Peoples Util Dist or Elec Sys Rev
         (FGIC Insd)...................................        7.350    11/01/09     2,488,038
3,000    Oregon Hlth Sciences Univ Rev Ser B (MBIA
         Insd).........................................        5.250    07/01/28     2,981,670
2,000    Oregon St Econ Dev Rev Georgia Pacific Corp...        6.350    08/01/25     2,108,340
                                                                                  ------------
                                                                                     7,578,048
                                                                                  ------------

                                               See Notes to Financial Statements

                               October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                     Description                      Coupon       Maturity  Market Value
----------------------------------------------------------------------------------------------
         PENNSYLVANIA  3.7%
$2,000   Pennsylvania Econ Dev Fin Auth Res Recov Rev
         Colver Proj Ser D.............................        7.150%   12/01/18  $  2,209,860
3,200    Philadelphia, PA Wtr & Wastewtr Rev Rfdg (Cap
         Guar Insd)....................................        5.000    06/15/16     3,105,472
1,700    Sharon, PA Regl Hlth Sys Auth Hosp Rev Sharon
         Regl Hlth Sys Proj A Rfdg.....................        6.875    12/01/09     1,829,710
                                                                                  ------------
                                                                                     7,145,042
                                                                                  ------------
         RHODE ISLAND  2.1%
3,810    Rhode Island Hsg & Mtg Fin Corp Homeownership
         Oppty Ser E1 (FHA Gtd)........................        7.500    10/01/11     4,024,312
                                                                                  ------------
         TEXAS  10.5%
2,220    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
         Baptist Mem Hosp Sys Proj (MBIA Insd).........        6.625    02/15/12     2,532,288
3,065    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
         Baptist Mem Hosp Sys Proj (MBIA Insd).........        6.625    02/15/13     3,496,154
2,070    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
         Baptist Mem Hosp Sys Proj (MBIA Insd).........        6.500    08/15/15     2,346,179
2,200    Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj Ser A.......................        8.250    01/01/19     2,330,746
1,705    Brownsville, TX Util Sys Rev..................        7.375    01/01/10     1,990,144
3,480    Houston, TX Arpt Sys Rev (a)..................        9.500    07/01/10     4,714,774
2,000    Tarrant Cnty, TX Hlth Fac Dev TX Hlth Res Sys
         Ser A (MBIA Insd).............................        5.000    02/15/26     1,887,260
1,170    Temple, TX Jr College Dist Hsg Rfdg (MBIA
         Insd).........................................        5.250    07/01/18     1,169,906
                                                                                  ------------
                                                                                    20,467,451
                                                                                  ------------
         VIRGINIA  1.6%
3,000    Fairfax Cnty, VA Econ Dev Auth Res Recov Rev
         Ogden Martin Sys Proj Ser A...................        7.750    02/01/11     3,202,050
                                                                                  ------------
         WYOMING  0.8%
1,500    Laramie Cnty, WY Hosp Rev Mem Hosp Proj (AMBAC
         Insd).........................................        6.700    05/01/12     1,652,550
                                                                                  ------------
         PUERTO RICO  3.5%
6,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
         Ser Y Rfdg (Embedded Cap) (FSA Insd)..........        6.250    07/01/21     6,892,200
                                                                                  ------------
TOTAL INVESTMENTS  98.5%
  (Cost $177,296,779)...........................................................   192,850,151
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%.....................................     2,873,777
                                                                                  ------------
NET ASSETS  100.0%..............................................................  $195,723,928
                                                                                   -----------
*Zero coupon bond

(a) Assets segregated as collateral for open futures transactions.

                                               See Notes to Financial Statements

                     STATEMENT OF ASSETS AND LIABILITIES

                               October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $177,296,779).......................  $192,850,151
Receivables:
  Interest..................................................     3,523,123
  Investments Sold..........................................        68,546
Unamortized Organizational Costs............................         6,543
Other.......................................................           662
                                                              ------------
      Total Assets..........................................   196,449,025
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................       279,523
  Investment Advisory Fee...................................       107,547
  Income Distributions -- Common and Preferred Shares.......        59,229
  Administrative Fee........................................        33,091
  Affiliates................................................         7,655
  Variation Margin on Futures...............................         3,750
Accrued Expenses............................................       164,092
Trustees' Deferred Compensation and Retirement Plans........        70,210
                                                              ------------
      Total Liabilities.....................................       725,097
                                                              ------------
NET ASSETS..................................................  $195,723,928
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,600 issued with liquidation preference of
  $50,000 per share)........................................  $ 80,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,168,211 shares issued and
  outstanding)..............................................        81,682
Paid in Surplus.............................................   120,809,877
Net Unrealized Appreciation.................................    15,477,425
Accumulated Undistributed Net Investment Income.............       611,956
Accumulated Net Realized Loss...............................   (21,257,012)
                                                              ------------
      Net Assets Applicable to Common Shares................   115,723,928
                                                              ------------
NET ASSETS..................................................  $195,723,928
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($115,723,928 divided by
  8,168,211 shares outstanding).............................  $      14.17
                                                              ============

                                               See Notes to Financial Statements

                           STATEMENT OF OPERATIONS

                     For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 11,222,100
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,246,604
Administrative Fee..........................................         383,570
Preferred Share Maintenance.................................         247,306
Trustees' Fees and Expenses.................................          29,260
Custody.....................................................          16,111
Legal.......................................................           8,621
Amortization of Organizational Costs........................           7,998
Other.......................................................         157,742
                                                                ------------
    Total Expenses..........................................       2,097,212
                                                                ------------
NET INVESTMENT INCOME.......................................    $  9,124,888
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $    115,490
  Options...................................................        (134,795)
  Futures...................................................        (647,248)
                                                                ------------
Net Realized Loss...........................................        (666,553)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       9,608,098
                                                                ------------
  End of the Period:
    Investments.............................................      15,553,372
    Futures.................................................         (75,947)
                                                                ------------
                                                                  15,477,425
                                                                ------------
Net Unrealized Appreciation During the Period...............       5,869,327
                                                                ------------
NET REALIZED AND UNREALIZED GAIN............................    $  5,202,774
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 14,327,662
                                                                ============

                                               See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                         October 31, 1997   October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $  9,124,888       $  9,162,619
Net Realized Gain/Loss..................................       (666,553)           734,858
Net Unrealized Appreciation During the Period...........      5,869,327            786,082
                                                           ------------       ------------
Change in Net Assets from Operations....................     14,327,662         10,683,559
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (6,076,946)        (6,211,780)
  Preferred Shares......................................     (2,851,786)        (2,886,832)
                                                           ------------       ------------
Total Distributions.....................................     (8,928,732)        (9,098,612)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....      5,398,930          1,584,947
NET ASSETS:
Beginning of the Period.................................    190,324,998        188,740,051
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $611,956 and $415,800,
  respectively).........................................   $195,723,928       $190,324,998
                                                           ============       ============

                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                           August 27, 1993
                                                                            (Commencement
                                          Year Ended October 31,            of Investment
                                   -------------------------------------    Operations) to
                                    1997      1996      1995      1994     October 31, 1993
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period (a).........       $13.507   $13.313   $11.928   $14.972       $14.921
                                   -------   -------   -------   -------       -------
  Net Investment Income.....         1.117     1.122     1.151     1.120          .085
  Net Realized and
    Unrealized Gain/Loss....          .637      .186     1.455    (3.072)         .125
                                   -------   -------   -------   -------       -------
Total from Investment
  Operations................         1.754     1.308     2.606    (1.952)         .210
                                   -------   -------   -------   -------       -------
Less Distributions from Net
  Investment Income:
    Paid to Common
      Shareholders..........          .744      .761      .834      .834           -0-
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders..........          .349      .353      .387      .258           -0-
                                   -------   -------   -------   -------       -------
Total Distributions.........         1.093     1.114     1.221     1.092           -0-
                                   -------   -------   -------   -------       -------
Net Asset Value, End of the
  Period....................       $14.168   $13.507   $13.313   $11.928       $15.131
                                   =======   =======   =======   =======       =======
Market Price Per Share at
  End of the Period.........       $12.500   $11.500   $11.500    $9.875       $14.625
Total Investment Return at
  Market Price (b)..........        15.58%     6.82%    25.22%   (27.65%)       (2.50%)*
Total Return at Net Asset
  Value (c).................        10.71%     7.44%    19.09%   (16.10%)         .87%*
Net Assets at End of the
  Period (In millions)......        $195.7    $190.3    $188.7    $177.4        $123.6
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares.............         1.88%     1.94%     1.98%     1.82%         1.30%
Ratio of Expenses to Average
  Net Assets................         1.09%     1.12%     1.12%     1.09%         1.30%
Ratio of Net Investment
  Income to Average Net
  Assets Applicable to
  Common Shares (d).........         5.61%     5.77%     6.01%     6.34%         3.40%
Portfolio Turnover..........           16%       37%       79%      214%           24%*

(a) Net Asset Value at August 27, 1993, of $15.000 is adjusted for common share offering costs of $.079 per common share. Net asset value at October 31, 1993 of $15.131 is adjusted for preferred share offering costs of $.159 per common share.

(b) Total Investment Return at Market Value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

* Non-Annualized

                                               See Notes to Financial Statements

                        NOTES TO FINANCIAL STATEMENTS

                               October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Advantage Municipal Income Trust II (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on August 27, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                               October 31, 1997
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending August 26, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $21,332,959 which will expire between October 31, 2002 and October 31, 2005. Net realized gains or losses differ for financial reporting and tax purposes as a result of gains or losses recognized for tax purposes on open futures contracts at October 31, 1997.

    At October 31, 1997, for federal income tax purposes, cost of long-term investments is $177,296,779; the aggregate gross unrealized appreciation is $15,553,372 and the aggregate gross unrealized depreciation is $ -0- , resulting in net unrealized appreciation of $15,553,372.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders.

    For the year ended October 31, 1997, 99.5% of the income distributions made by the Trust were exempt from federal income taxes. In January 1998, the Trust will provide tax information to the shareholders for the 1997 calendar year.

                               October 31, 1997
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $2,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $60,100 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At October 31, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $30,611,640 and $30,524,789, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon

                               October 31, 1997
--------------------------------------------------------------------------------

disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended October 31, 1997, were as follows:

                                                   CONTRACTS     PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1996..................       40      $ (75,323)
Options Written and Purchased (Net)..............      800        (57,420)
Options Terminated in Closing Transactions
  (Net)..........................................     (157)       (33,078)
Options Expired (Net)............................     (683)       165,821
                                                    ------      ---------
Outstanding at October 31, 1997..................      -0-      $     -0-
                                                    ======      =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into future contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               October 31, 1997
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended October 31, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1996.............................      0
Futures Opened..............................................    277
Futures Closed..............................................   (237)
                                                                ---
Outstanding at October 31, 1997.............................     40
                                                                ===

    The futures contracts outstanding as of October 31, 1997, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                            UNREALIZED
                                              CONTRACTS    DEPRECIATION
-----------------------------------------------------------------------
Short Contracts:
Ten-year U.S. Treasury Note Futures
  December 1997 -- (Current Notional Value
     of $111,750 per contract)..............     20          $(25,161)
Municipal Bond Index Futures
  December 1997 -- (Current Notional Value
     of $121,844 per contract)..............     20           (50,786)
                                                 --           -------
                                                 40          $(75,947)
                                                 ==           =======

C. EMBEDDED CAP SECURITIES--These securities, which are identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES
The Trust has outstanding 1,600 Auction Preferred Shares ("APS") in two series of 800 shares each. Dividends are cumulative and the dividend rate is currently reset every seven days for both series through an auction process. The average rate in effect on October 31, 1997, was 3.555%. During the year ended October 31, 1997, the rates ranged from 2.75% to 5.100%.

                               October 31, 1997
--------------------------------------------------------------------------------

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                      REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Advantage Municipal Income Trust II:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Advantage Municipal Income Trust II (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Advantage Municipal Income Trust II as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1997

                          DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                            Attn.: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income


TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley funds.

       VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997  All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                         RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

    1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 7,022,691 shares voted for the proposal, 77,951 shares voted against, 115,868 shares abstained and 0 shares represented broker non-votes.

    2) With regard to the election of the following Trustees by the common shareholders of the Trust:

                                                    # OF SHARES
                                             --------------------------
                                              IN FAVOR        WITHHELD
-----------------------------------------------------------------------
David C. Arch                                 7,138,150          91,241
Howard J Kerr                                 7,137,995          91,396
Dennis J. McDonnell                           7,133,150          96,241

    3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year, 7,152,601 shares voted for the proposal, 19,752 shares voted against, 58,168 shares abstained and 0 shares represented broker non-votes.